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                                                                      Exhibit 24

                        DIRECTORS AND CERTAIN OFFICERS OF
                              DIEBOLD, INCORPORATED

                   1991 EQUITY AND PERFORMANCE INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF JANUARY 30, 1997)

                       REGISTRATION STATEMENT ON FORM S-8

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and certain officers of Diebold, Incorporated, an Ohio corporation (the "Company"), hereby constitutes and appoints Warren W. Dettinger, Gerald F. Morris and Charee Francis-Vogelsang, and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact and agent of the undersigned, to sign and file on his behalf and in his name, place and stead, in any and all capacities, under the Securities Act of 1933, one or more Registration Statements on Form S-8 relating to the registration, offer, and sale of such number of shares of common stock, $1.25 par value per share, as shall be determined from time to time, issued and to be issued or acquired in connection with the Company's 1991 Equity and Performance Incentive Plan (as Amended and Restated as of January 30, 1997), and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any such substitute.

Signed in the presence of:                  Signature                                           Date
                                            ---------                                           ----

/s/Charee Francis-Vogelsang                 /s/ Louis V. Bockius III                            July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Louis V. Bockius III, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ Daniel T. Carroll                               July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Daniel T. Carroll, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ Richard L. Crandall                             July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Richard L. Crandall, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ Donald R. Gant                                  July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Donald R. Gant, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ L. Lindsey Halstead                             July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            L. Lindsey Halstead, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ Phillip B. Lassiter                             July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Phillip B. Lassiter, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ John N. Lauer                                   July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            John N. Lauer, Director
                                            (Director)
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
Signed in the presence of:                  Signature                                           Date
                                            ---------                                           ----

/s/Charee Francis-Vogelsang                 /s/ Robert W. Mahoney                               July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Robert W. Mahoney, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ William F. Massy                                July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            William F. Massy, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ Gregg A. Searle                                 July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            Gregg A. Searle, Director
                                            (Director)

/s/Charee Francis-Vogelsang                 /s/ W. R. Timken, Jr.                               July 24, 1997
-----------------------------------------   -------------------------------------------------   -------------
                                            W. R. Timken, Jr., Director
                                            (Director)